UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

February 24, 2020
Date of Report (Date of earliest event reported)

LIGHTPATH TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27548	86-0708398
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2603 Challenger Tech Court, Suite 100
Orlando, Florida 32826
(Address of principal executive office, including zip code)

(407) 382-4003
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01	LPTH	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards providing pursuant to Section 13(a) of the Exchange Act. ☐

LightPath Technologies, Inc.
Form 8-K

Item 8.01. Other Events.

As previously disclosed by LightPath Technologies, Inc. (the “Company”) on that certain Current Report on Form 8-K filed on July 18, 2019 with the U.S. Securities and Exchange Commission (the “SEC”), on July 15, 2019, the Company received a written notice (the “Initial Notice”) from the Listing Qualifications department of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company was not in compliance with Nasdaq Listing Rule 5550(a)(2), which requires a minimum closing bid price of $1.00 per share of the Company’s Class A common stock (the “Minimum Bid Price Requirement”). The Initial Notice provided the Company 180 calendar days, or until January 13, 2020, to regain compliance with Nasdaq Listing Rule 5550(a)(2).

Further, as previously disclosed by the Company on that certain Current Report on Form 8-K filed on January 16, 2020 with the SEC, on January 14, 2020, the Company received a written notice from the Listing Qualifications department of Nasdaq that the Company had been granted an additional 180 calendar days, or until July 13, 2020, to regain compliance with the Minimum Bid Price Requirement.

On February 24, 2020, the Company received a letter (the “Compliance Letter”) from the Listing Qualifications department of Nasdaq notifying the Company that it has regained compliance with the Minimum Bid Price Requirement. The Compliance Letter noted that (i) the Company’s Class A common stock had a closing bid price of at least $1.00 for a minimum of ten consecutive trading days from February 7, 2020 to February 21, 2020, and (ii) the Company has regained compliance with the Minimum Bid Price Requirement. Accordingly, Nasdaq considers the matter closed.

On February 26, 2020, the Company issued a press release with respect to regaining compliance with the Minimum Bid Price Requirement, a copy of which is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)

Exhibit No.	Description

99.1	Press Release of LightPath Technologies, Inc., dated February 26, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed in its behalf by the undersigned, thereunto duly authorized.

LIGHTPATH TECHNOLOGIES, INC.

Dated: February 26, 2020	By:	/s/ Donald O. Retreage, Jr.
Donald O. Retreage, Jr., Chief Financial Officer